SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                Date of Report (Date of earliest event reported:)
                        June 17, 2005 (June 14, 2005)

                     American Physicians Service Group, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                        0-11453                         75-1458323
  (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)



     1301 Capitol of Texas Highway
              Suite C-300
              Austin, Texas                                      78746
(Address of principal executive offices)                      (Zip Code)



                                 (512) 328-0888
                        (Registrant's telephone number,
                              including area code)




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Section 1   Registrant's Business and Operations

Item 1.01   Entry into Material Definitive Agreements

     On June 14, 2005 the shareholders of American Physicians Service Group, Inc. approved the 2005 Incentive and Non-Qualified Stock Option Plan (Exhibit 10.1) and the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan (Exhibit 10.2)

     Both plans are attached as Exhibits to the Form 8-K




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Physicians Service Group, Inc.



Date: June 17, 2005           By:  /s/ W.H. Hayes
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                              Name:    W.H. Hayes
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                              Title:   Sr VP - Finance
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